SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)      February 12, 2004
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                              GEORGIA POWER COMPANY
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             (Exact name of registrant as specified in its charter)

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        Georgia                    1-6468                   58-0257110
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(State or other jurisdiction   (Commission File    (IRS Employer Identification
     of incorporation)             Number)                    No.)


241 Ralph McGill Boulevard, NE, Atlanta, Georgia                 30308
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  (Address of principal executive offices)                    (Zip Code)


Registrant's telephone number, including area code       (404) 506-6526
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                                       N/A
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         (Former name or former address, if changed since last report.)



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2



Item 5.   Other Events.

         On February 12, 2004, Georgia Power Company (the "Company") entered into an Underwriting Agreement covering the issue and sale by the Company of $150,000,000 aggregate principal amount of its Series U Floating Rate Senior Notes due February 17, 2009 (the "Series U Senior Notes"). Said notes were registered under the Securities Act of 1933, as amended, pursuant to the shelf registration statement (Registration Nos. 333-105815, 333-105815-01, 333-105815-02, 333-105815-03 and 333-105815-04) of the Company.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

         (c)      Exhibits.

                  1 Underwriting Agreement, dated February 12, 2004, among the Company and Goldman, Sachs & Co., Lehman Brothers Inc. and Morgan Stanley & Co. Incorporated as the Underwriters.

                  4.1 Twenty-First Supplemental Indenture to Senior Note Indenture dated as of February 17, 2004, providing for the issuance of the Company's Series U Senior Notes.

                  4.2      Form of Series U Senior Notes (included in Exhibit
                           4.1 above).

                  5        Opinion of Troutman Sanders LLP.

                 12.1      Computation of ratio of earnings to fixed charges.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date:     February 17, 2004                            GEORGIA POWER COMPANY


                                                       By /s/Wayne Boston
                                                           Wayne Boston
                                                        Assistant Secretary